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                             THIRD AMENDMENT TO THE
                               EXECUTIVE DEFERRED
                              COMPENSATION PLAN OF
                                UNITEDTRUST BANK

            Upon mutual consent and for valuable consideration hereby recognized, this Third Amendment, dated November 19, 2002 to the Executive Deferred Compensation Plan ("Plan") for United National Bank, which went into effect October 1st, 1997, is for the purpose of amending the Plan as follows:

            1. Wherever, the Plan refers to "United National Bank, a national banking association," or to "United National Bank," it shall henceforth be deemed to refer "UnitedTrust Bank, a New Jersey banking corporation," or "UnitedTrust Bank," respectively.

            2.    Section 1.2 of the Plan is amended to read as follows:

                  1.2   'Bank' means UNITEDTRUST BANK and any successor thereto.

            3.    Section 1.20 of the Plan is amended to read as follows:

                  1.20 Interest Factor means monthly compounding or discounting, as applicable, at a rate determined annually in accordance with the following: the Interest Factor shall be equal to the greater of (i) eight percent (8%) or (ii) the annual rate of return on average tangible equity exclusive of unrealized gains or losses on available for sale securities for the Holding Company for the immediately preceding year minus five percent (5%); provided, however, that '(ii)' shall only be applicable if the Holding Company tier one capital ratio is equal to or greater than the well capitalized ratio, currently at six percent (6%).

            All other provisions of the Executive Deferred Compensation Plan for UnitedTrust Bank, which are not specifically modified by this Third Amendment, are hereby incorporated and shall remain in full force and effect.



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            IN WITNESS WHEREOF, UnitedTrust Bank and the Executives have caused this Third Amendment, effective as of the above date, to be executed in triplicate.


ATTEST:                                  UNITEDTRUST BANK


/s/ Ralph L. Straw, Jr.                  By: /s/ Thomas C. Gregor
-----------------------------------      ---------------------------------------
                                         Title: Chairman

EXECUTIVES


/s/ Thomas C. Gregor                     /s/ Donald E. Reinhard
-----------------------------------      ---------------------------------------
Thomas C. Gregor                         Donald E. Reinhard


/s/ Warren R. Gerleit                    /s/ John J. Cannon
-----------------------------------      ---------------------------------------
Warren R. Gerleit                        John J. Cannon


/s/ Joanne F. Herb                       /s/ Alfred J. Soles
-----------------------------------      ---------------------------------------
Joanne F. Herb                           Alfred J. Soles


/s/ Raymond C. Kenwell                   /s/ Ralph L. Straw, Jr.
-----------------------------------      ---------------------------------------
Raymond C. Kenwell                       Ralph L. Straw, Jr.


/s/ A. Richard Abrahamian                /s/ Richard G. Tappen
-----------------------------------      ---------------------------------------
A. Richard Abrahamian                    Richard G. Tappen


                                         /s/ Charles E. Nunn, Jr.
                                         ---------------------------------------
                                         Charles E. Nunn, Jr.